Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Digital Brands Group, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Hilburn Davis IV, Chief Executive Officer of the Company, and I, Reid Yeoman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 19, 2026	By:	/s/ John Hilburn Davis IV
John Hilburn Davis IV
Chief Executive Officer
(Principal Executive Officer)

Date: August 19, 2026	By:	/s/ Reid Yeoman
Reid Yeoman
Chief Financial Officer
(Principal Financial Officer)